Exhibit 10.2

THIRD AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of January 23, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 1, dated as of June 22, 2016, and that certain Second Amendment to Amended and Restated Lease Agreement No. 1, dated as of January 17, 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Center located at 802 E. York, Highway 59, Ganado, Texas 77962 (the “Sold Property”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Property and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Sold Property.  The Leased Property shall exclude the Sold Property, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Property which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if the Sold Property remained a Property for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Property.

2.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty Million Six Hundred Seventeen Thousand Two Hundred Eleven and 00/100ths Dollars ($50,617,211.00), subject to adjustment as provided in Section 3.1.1(b).

3.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-41” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto and (b) deleting the legal description for the Sold Property from Exhibit A-32 to the Lease and replacing it with “Intentionally deleted”.

4.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Third Amendment to Amended and Restated Lease Agreement No. 1]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Third Amendment to Amended and Restated Lease Agreement No. 1]

EXHIBITS A-1 through A-41

LAND

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904	2015
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643	2015
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206	2015
A-4	162	4325 Guasti Road, Ontario, CA 91761	2015
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322	2015
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033	2015
A-7	171	3 East Industrial Road , Branford (New Haven), CT 06405	2015
A-8	178	2112 Highway 71 South, Marianna, FL 32448	2015
A-9	197	8909 20th Street, Vero Beach, FL 32966	2015
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324	2015
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140	2015
A-12	236	21 Romines Dr., Morris, IL 60450	2015
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240	2015
A-14		Intentionally deleted
A-15	46	224 Highway 65 South, Tallulah, LA 71284	2015
A-16	151	7401 Assateague Drive, Jessup, MD 20794	2015
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130	2015
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301	2015
A-19		Intentionally deleted
A-20	172	200 North McCarran Blvd., Sparks, NV 89431	2015
A-21	211	108 Ocean Drive, Greenland, NH 03840	2015
A-22	8	3404 W. Highway 66, Gallup, NM 87301	2015
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005	2015
A-24	208	9616 Commerce Drive, Dansville, NY 14437	2015
A-25	24	940 US Rt. 42, NE, London, OH 43140	2015
A-26	15	8834 Lake Road, Seville, OH 44273	2015
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515	2015
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815	2015
A-29	3	245 Allegheny Blvd., Brookville, PA 15825	2015
A-30	393	3001 TV Road, Florence, SC 29501	2015
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013	2015
A-32		Intentionally deleted
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087	2015
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074	2015
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382	2015
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045	2015
A-37	149	4195 State Rt. 34, Hurricane, WV 25526	2015
A-38		Intentionally deleted
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053	2015
A-40	382	4230 West Highway 24, Remington, IN 47977	2017
A-41	108	8050 Dean Martin Drive, Las Vegas, NV 89139	2015

[See attached copies.]

Exhibits A-1 - A-41